UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 — February 28, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PNVAX

Putnam International Capital Opportunities Fund

Semiannual Report 2|28|09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International Capital
Opportunities Fund

2|28|09

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth	12
Expenses	14
Portfolio turnover	16
Your fund’s management	17
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

The portfolio managers of Putnam International Capital Opportunities Fund are Joseph Joseph, who joined Putnam in 1994 and has 22 years of investment industry experience, and Randy Farina, who joined the company in 1997 and has been in the industry since 1995.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a

multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Such companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground, compared to the United States, because relatively fewer research analysts cover smaller companies overseas.

Putnam International Capital Opportunities Fund has invested in stocks of small and midsize international companies since late 1995. While investing in companies located in other countries involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the fund’s managers rely on the proprietary research and extensive capabilities of analysts in Putnam’s Global Equity Research group.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style. This flexibility may help keep the fund diversified given the risks of changing market conditions. In addition to developed markets such as Europe, Japan, Australia, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth. In all their decisions, the portfolio managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of Putnam’s global industry analysts, the fund managers seek stocks that they believe to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Quality Look for high-quality companies, seeking characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow Examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund’s holdings
have spanned many sectors and international markets.

Performance snapshot

Average annual total return (%) comparison as of 2/28/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Managers

Joe Joseph and Randy Farina

Joe, the semiannual period was very difficult for stocks in general, including international small companies. How did the fund perform during the period?

Unfortunately, although small and midsize international companies offer much different opportunities than do U.S. stocks, there was no safe haven from the price decline that afflicted stocks during the past six months. All sectors and stocks of all valuations fell significantly, and foreign currencies generally declined relative to the U.S. dollar. The fund declined 48.27% and lagged the 46.60% decline of its benchmark, and the average 44.97% loss of its Lipper peer group of International Small/Mid-Cap Core Funds. It is worth noting that the fund remains fully invested in stocks, with minimal amounts of cash. Some peer funds may have the flexibility to increase cash with the goal of reducing the impact of a market decline.

Randy, did the fund’s emphasis on stocks with attractive valuations help performance in any way?

The markets have shown that there is really no refuge from the effects of price deflation caused by the credit

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 18.

contraction. We believe the fund’s results show that it can remain competitive in such an environment, but these were not the conditions where attractively priced stocks outperform.

Joe, did you make any adjustments to your strategy?

Our fundamental philosophy remained the same. We manage the fund to invest in international small- and mid-cap stocks that are attractively priced relative to their intrinsic business value. We determine a value for companies by analyzing their cash flows, earnings, and balance sheets, and we try to own companies when we believe their stocks are priced at a discount to these fundamental qualities.

While keeping with this philosophy, we made one adjustment in the factors we use for evaluating stocks. Since the most recent credit cycle has had such a powerful influence on stock prices — contributing to both the bull market that lasted until 2007 and the decline since then — we wanted to neutralize the effect that the cycle had on stock values. To do this, we extended the historical time period we use for evaluating stock valuations. Instead of looking at a company’s cash flow records for the past five years, we looked back over the past 20 years. We believe this gives us a better understanding of a company’s long-term intrinsic value, and a better basis for determining its fundamental worth.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Thales SA (1.3%)	France	Capital goods/Aerospace and defense
Teleperformance (1.0%)	France	Consumer cyclicals/Advertising
and marketing services
Banque Cantonale Vaudoise (BCV) (0.9%)	Switzerland	Financials/Banking
SKF AB Class B (0.9%)	Sweden	Capital goods/Manufacturing
Berkeley Group Holdings PLC (0.9%)	United Kingdom	Consumer cyclicals/Homebuilding
D/S Norden (0.9%)	Denmark	Transportation/Shipping
Recordati SpA (0.8%)	Italy	Health care/Pharmaceuticals
Baloise Holding AG Class R (0.8%)	Switzerland	Financials/Insurance
Sankyo Co., Ltd. (0.8%)	Japan	Consumer cyclicals/Gaming and lottery
Amlin PLC (0.8%)	United Kingdom	Financials/Insurance

Randy, did this lead to changes in the portfolio?

Our turnover increased because, amid the volatility, we saw many stocks become more deeply discounted, and we added them to the portfolio. In some cases, we could buy stocks that were priced at a discount to the company’s book value, which means that the investments could produce a positive return even in the unlikely case of a bankruptcy. We believe that these companies will not go bankrupt, but instead should be poised to rally and provide an attractive return over the next couple of years.

Some examples of fund holdings that trade at very attractive valuations include auto parts makers in Japan such as FCC Co., Ltd., Nissin Kogyo, and Keihin. These stocks fell sharply because Japan’s major auto companies have slashed orders. These stocks have historically traded for about twice their book value, but more recently have been priced at half of their book value. While we trimmed positions in Keihin and Nissin Kogyo during the period because of declining sales expectations, we continue to hold the stocks because they should return to profitability along with Japan’s auto exporters, which stand to continue taking market share from rivals like General Motors in the years ahead.

We added to positions in asset managers that we regard as solid long-term businesses at a time when their stock

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

valuations were unusually low. We established a new position in Partners Group, an alternative asset manager based in Switzerland. We also added to existing positions in Rathbone Brothers in the United Kingdom and Canaccord Capital, a Canadian investment banker that has a strong presence advising energy companies on mergers and acquisitions. Canaccord’s business had been robust when energy prices were rising, and the recent downturn gives us an opportunity to add this stock at an attractive price, before energy prices increase again.

What holdings performed relatively well?

Stocks that outperformed the benchmark index were clustered primarily in defensive sectors such as health care and utilities. While consumer spending shrank in most other sectors, people have continued to spend money to take care of themselves, and keep the power on at home, as they usually do during recessions. Two small pharmaceutical companies, Shire of the United Kingdom and Biovail of Canada, performed relatively well. Guangdong Investment, a Hong Kong company that supplies fresh water and hydropower, also did well compared to the index.

IN  THE  NEWS

The Federal Reserve (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero.Without the option of cutting rates further, the Fed moved to buy $300 billion in U.S.Treasury securities and increase the size of its lending programs.The Fed’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years.The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

Joe, what holdings performed particularly poorly during the period?

Teck Cominco, a mining company in Canada, faced severe difficulty. During the previous economic expansion, it borrowed money to acquire other mining companies. Then, in 2008, the credit contraction caused the market to turn against companies with large debt burdens. Also, metals prices fell sharply late last year. These negative factors prompted us to sell the stock early in the fund’s fiscal year, but it fell so far that we have recently begun to buy it again. Its valuation fell to about 20% of its book value, which we believe is a margin of safety even if commodity prices fall further. We believe the company can service its debt adequately and does not need to return to credit markets until 2012, by which time we expect the credit storm to have calmed.

Vallourec, a manufacturing company in France, also plunged in value. The company makes steel tubes and pipes for automotive and energy companies, two industries have slashed orders during the recession. We still own the stock because the company has a large market share versus its competitors, and when the economy recovers we believe the stock can rise from what we consider its very attractive current valuations.

We sold the fund’s stake in U Ming Marine, a Taiwanese shipping company. Prices for carrying freight collapsed with the recession as banks stopped issuing letters of credit to finance trade.

What is your outlook for the fund during the next six months?

We don’t know how long the global recession will go on, but we believe the portfolio is well positioned to continue to weather this downturn and has a host of investments that can benefit when business activity and asset prices recover. The recession originated in the credit markets, and while these markets are no longer deteriorating, most major banks are still not lending adequately to support a recovery. We have positioned the fund in what we consider attractively valued stocks with little risk from debt or leverage. In other words, the fund’s holdings generally do not depend on getting credit in order to continue operating, and based on their historic valuations, they have the potential to appreciate when economic growth returns. We also do not believe that international markets offer any unusual risks compared with those of the United States. In fact, the U.S. dollar has recently been strong because it is seen as a safe haven, but the recovery policies of the U.S. Treasury and Federal Reserve might cause future inflation, in which case foreign currencies might appreciate and contribute to fund performance.

Joe and Randy, thanks for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.25%	6.77%	6.44%	6.44%	6.45%	6.45%	6.71%	6.42%	7.00%	7.43%

10 years	40.31	32.21	29.96	29.96	30.21	30.21	33.42	28.75	37.17	43.47
Annual average	3.44	2.83	2.66	2.66	2.67	2.67	2.93	2.56	3.21	3.68

5 years	–10.35	–15.50	–13.68	–15.29	–13.67	–13.67	–12.61	–15.66	–11.32	–9.26
Annual average	–2.16	–3.31	–2.90	–3.26	–2.90	–2.90	–2.66	–3.35	–2.37	–1.92

3 years	–42.41	–45.72	–43.71	–45.31	–43.71	–43.71	–43.28	–45.27	–42.81	–41.99
Annual average	–16.80	–18.43	–17.43	–18.22	–17.43	–17.43	–17.22	–18.20	–16.99	–16.60

1 year	–53.87	–56.53	–54.22	–56.50	–54.22	–54.67	–54.11	–55.71	–53.97	–53.77

6 months	–48.27	–51.25	–48.47	–51.04	–48.47	–48.98	–48.41	–50.22	–48.31	–48.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 2/28/09

	S&P Developed Ex-U.S.	Lipper International Small/Mid-Cap
	SmallCap Index	Core Funds category average*

Annual average (life of fund)	2.53%	5.63%

10 years	30.48	104.51
Annual average	2.70	6.56

5 years	–10.18	–12.66
Annual average	–2.12	–2.92

3 years	–43.25	–42.12
Annual average	–17.21	–16.88

1 year	–53.25	–51.53

6 months	–46.60	–44.97

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/09, there were 74, 72, 48, 45, 20, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.467		$0.032	$0.180	$0.243		$0.461	$0.556

Capital gains	—		—	—	—		—	—

Total	$0.467		$0.032	$0.180	$0.243		$0.461	$0.556

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/08	$32.09	$34.05	$31.30	$31.61	$31.66	$32.81	$31.72	$32.21

2/28/09	16.19	17.18	16.10	16.13	16.12	16.70	15.99	16.19

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.94%	7.46%	7.13%	7.13%	7.14%	7.14%	7.40%	7.11%	7.69%	8.13%

10 years	51.76	43.01	40.65	40.65	40.90	40.90	44.36	39.28	48.39	55.26
Annual average	4.26	3.64	3.47	3.47	3.49	3.49	3.74	3.37	4.03	4.50

5 years	–4.57	–10.06	–8.10	–9.81	–8.06	–8.06	–6.93	–10.17	–5.66	–3.35
Annual average	–0.93	–2.10	–1.68	–2.04	–1.67	–1.67	–1.43	–2.12	–1.16	–0.68

3 years	–39.47	–42.95	–40.83	–42.52	–40.82	–40.82	–40.39	–42.47	–39.92	–39.01
Annual average	–15.41	–17.06	–16.05	–16.85	–16.04	–16.04	–15.84	–16.83	–15.62	–15.20

1 year	–49.25	–52.17	–49.63	–52.14	–49.62	–50.12	–49.49	–51.27	–49.38	–49.12

6 months	–30.96	–34.93	–31.22	–34.65	–31.20	–31.88	–31.14	–33.54	–31.07	–30.88

Fund’s annual operating expenses For the fiscal year ended 8/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from September 1, 2008, to February 28, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.17	$8.98	$8.98	$8.04	$7.11	$5.23

Ending value (after expenses)	$517.30	$515.30	$515.30	$515.90	$516.90	$517.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2009, use the following calculation method. To find the value of your investment on September 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$8.20	$11.93	$11.93	$10.69	$9.44	$6.95

Ending value (after expenses)	$1,016.66	$1,012.94	$1,012.94	$1,014.18	$1,015.42	$1,017.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Average annualized expense
ratio for Lipper peer group*	1.69%	2.44%	2.44%	2.19%	1.94%	1.44%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam International Capital
Opportunities Fund	41%	37%	45%	64%	68%

Lipper International Small/Mid-Cap
Core Funds category average	74%	68%	63%	60%	58%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Managers are Joseph Joseph and Randy Farina.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009, and February 29, 2008.

Trustee and Putnam employee fund ownership

As of February 28, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$492,000	$29,000,000

Putnam employees	$10,206,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Joseph Joseph is also a Portfolio Manager of Putnam Capital Opportunities Fund.

Joseph Joseph and Randy Farina may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 28th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	24th

Three-year period	15th

Five-year period	26th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 55 funds, 47 funds, and 38 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Small/Mid-Cap Core Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 55%, 30%, and 60%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 37th out of 67, 12th out of 39, and 12th out of 19 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/09 (Unaudited)

COMMON STOCKS (98.4%)*	Shares	Value

Australia (3.2%)
Abacus Property Group R	2,439,470	$394,283

APA Group	500,286	887,977

Australand Property Group R	9,180,450	1,194,091

BlueScope Steel, Ltd.	584,052	823,691

BlueScope Steel, Ltd. 144A	817,599	1,153,063

Caltex Australia, Ltd.	396,225	2,364,265

Commonwealth Property Office Fund R	2,457,951	1,514,032

Crane Group, Ltd.	388,286	1,871,012

Flight Centre, Ltd.	535,086	1,483,247

ING Office Fund R	2,505,401	412,010

Macquarie Office Trust	3,293,904	248,515

Nufarm, Ltd.	412,541	2,666,567

Pacific Brands, Ltd.	2,986,666	432,642

Sims Group, Ltd.	183,953	2,003,959

Sonic Healthcare, Ltd.	286,214	2,195,451

Wotif.com Holdings, Ltd.	1,588,643	3,360,761

		23,005,566
Austria (0.8%)
Andritz AG	130,133	3,734,450

Bank Austria Creditanstalt AG (acquired 8/7/08, cost $—) † ‡ F	471	—

EVN AG	146,458	2,156,240

		5,890,690
Belgium (1.7%)
Bekaert SA	50,144	2,455,028

Euronav NV	247,653	3,124,001

Gimv NV	13,677	544,849

Mobistar SA	52,937	3,288,163

UCB SA	100,765	2,810,088

		12,222,129
Bermuda (1.5%)
Aspen Insurance Holdings, Ltd.	187,714	4,090,288

Axis Capital Holdings, Ltd.	122,662	2,745,176

Hiscox, Ltd.	1,019,604	4,084,780

		10,920,244
Canada (5.0%)
Atco, Ltd. Class I	83,600	2,466,378

Biovail Corp.	491,100	5,230,559

Canaccord Capital, Inc.	607,102	2,066,079

Canadian Western Bank	78,700	690,035

Dorel Industries, Inc. Class B	156,800	2,443,283

Ensign Energy Services, Inc.	432,600	3,441,988

Forzani Group, Ltd. (The)	467,929	3,011,643

Home Capital Group, Inc.	84,764	1,128,495

Inmet Mining Corp.	224,546	5,101,549

Leon’s Furniture, Ltd.	72,500	496,888

Methanex Corp.	493,091	3,631,953

Pason Systems, Inc.	380,100	3,045,232

COMMON STOCKS (98.4%)* cont.	Shares	Value

Canada cont.
Sino-Forest Corp. †	38,935	$260,712

Teck Cominco, Ltd. Class B	508,300	1,789,902

Zargon Energy Trust	85,800	1,005,078

		35,809,774
Cayman Islands (0.3%)
Herbalife, Ltd.	139,700	1,905,508

		1,905,508
Denmark (2.6%)
D/S Norden	189,111	6,219,208

Dampskibsselskabet Torm A/S	257,150	2,288,715

East Asiatic Co., Ltd. A/S	147,688	4,313,864

H. Lundbeck A/S	144,600	3,054,543

Sydbank A/S	233,894	2,723,701

		18,600,031
Finland (1.3%)
Jaakko Poyry Group OYJ	130,461	1,487,834

Konecranes OYJ	292,760	4,757,594

Rautaruukki OYJ	188,996	3,163,799

		9,409,227
France (8.5%)
Air France-KLM	323,121	2,977,084

Beneteau SA	469,425	3,334,977

Cap Gemini SA	133,346	3,873,534

Ciments Francais Class A	49,027	3,417,373

CNP Assurances	38,428	2,490,588

Dassault Systemes SA	87,346	3,063,542

Havas Advertising SA	1,075,980	1,848,175

IMS-International Metal Service	111,322	1,298,842

Legrand SA	124,174	1,871,457

Neopost SA	29,681	2,167,207

Nexans SA	53,683	2,089,951

Publicis Group SA	162,544	3,802,168

Rexel SA †	349,337	1,946,241

SEB SA	95,676	2,249,589

Sperian Protection	62,687	2,871,867

Teleperformance	245,238	6,831,407

Thales SA	236,785	9,625,412

Vallourec SA	65,642	5,186,146

		60,945,560
Germany (3.8%)
Carl Zeiss Meditec AG	139,172	1,942,277

Deutsche Lufthansa AG	324,899	3,587,889

ElringKlinger AG	219,329	2,125,498

Fielmann AG	68,660	4,033,767

Freenet AG	148,550	646,732

Fuchs Petrolub AG	57,989	1,924,819

Fuchs Petrolub AG (Preference)	9,668	312,384

Gildemeister AG	587,593	3,452,826

KWS Saat AG	33,935	4,499,363

COMMON STOCKS (98.4%)* cont.	Shares	Value

Germany cont.
Norddeutsche Affinerie AG	103,106	$2,597,517

Wincor Nixdorf AG	55,606	2,359,676

		27,482,748
Greece (0.7%)
Public Power Corp. SA	146,194	2,219,665

Titan Cement Co. SA	165,904	2,934,005

		5,153,670
Guernsey (0.5%)
Amdocs, Ltd. †	211,775	3,547,231

		3,547,231
Hong Kong (4.4%)
ASM Pacific Technology	552,300	1,598,257

Chaoda Modern Agriculture	6,631,702	3,803,771

Dah Sing Financial Group	833,600	2,123,407

Guangdong Investment, Ltd.	10,028,000	4,181,133

Hopson Development Holdings, Ltd.	3,910,000	1,455,377

Industrial & Commercial Bank of China	703,000	652,270

Kingboard Chemical Holdings, Ltd.	1,154,500	1,864,603

Orient Overseas International, Ltd.	1,454,460	3,316,878

Television Broadcasts, Ltd.	1,329,000	4,581,674

VTech Holdings, Ltd.	1,021,000	3,928,902

Wheelock and Co., Ltd.	830,000	1,387,660

Wing Hang Bank, Ltd.	483,000	2,684,252

		31,578,184
India (0.7%)
Canara Bank	210,386	676,531

Sesa GOA, Ltd.	1,791,842	2,803,591

Tata Iron & Steel Co., Ltd.	421,220	1,409,415

		4,889,537
Ireland (2.0%)
DCC PLC	264,908	3,609,866

Dragon Oil PLC †	1,631,622	3,451,669

FBD Holdings PLC	59,067	568,595

Kingspan Group PLC	1,101,800	3,089,146

Paddy Power PLC	259,034	3,606,539

		14,325,815
Italy (2.2%)
Credito Emiliano SpA	419,546	1,290,337

Danieli & Co. SpA	277,111	2,138,142

Fondiaria-Sai SpA	3,922	29,516

Merloni Electtrodomestici SpA	721,103	2,057,128

Milano Assicurazioni SpA	1,313,610	2,725,119

Recordati SpA	1,167,288	6,018,224

Sai-Soc Assicuratrice Industriale SpA (SAI)	156,741	1,821,496

		16,079,962
Japan (24.9%)
ADEKA Corp.	504,100	2,720,989

Advantest Corp.	125,000	1,490,644

Aeon Fantasy Co., Ltd.	94,500	585,071

Aica Kogyo Co., Ltd.	208,100	1,766,493

ASKUL Corp.	139,100	2,127,535

COMMON STOCKS (98.4%)* cont.	Shares	Value

Japan cont.
Axell Corp.	336	$1,128,365

BML, Inc.	63,100	1,258,918

Brother Industries, Ltd.	573,200	3,833,453

Canon Electronics, Inc.	91,600	1,070,621

Capcom Co., Ltd.	125,000	2,335,130

Century Leasing System, Inc.	123,400	665,505

Chiyoda Integre Co., Ltd.	281,600	3,077,518

Daifuku Co., Ltd.	1,057,500	5,104,742

Disco Corp.	72,700	1,810,928

FCC Co., Ltd.	347,000	3,523,003

Fuyo General Lease Co., Ltd.	124,110	1,456,923

Hakuhodo DY Holdings, Inc.	65,600	2,830,952

Hirose Electric Co., Ltd.	36,600	3,134,351

Hitachi Chemical Co., Ltd.	161,900	1,624,863

Hitachi Kokusai Electric, Inc.	209,000	1,151,904

Hitachi Systems & Services, Ltd.	6,200	55,932

Hokuto Corp.	124,900	2,429,005

Ibiden Co., Ltd.	68,200	1,300,017

Itochu Techno-Solutions Corp.	60,300	1,115,894

Japan Aviation Electronics Industry, Ltd.	437,000	1,676,549

JTEKT Corp.	268,200	1,421,287

Kaneka Corp.	273,000	1,319,490

Kansai Paint Co., Ltd.	556,000	2,841,196

Kansai Urban Banking Corp.	1,715,000	2,518,687

Keihin Corp.	366,900	3,483,649

Kintetsu World Express, Inc.	204,800	3,705,560

Kobayashi Pharmaceutical Co., Ltd.	108,100	3,542,957

Komori Corp.	442,400	3,220,589

Leopalace21 Corp.	465,900	2,570,117

Makino Milling Machine Co., Ltd.	630,000	1,341,649

Meitec Corp.	166,400	2,237,256

Musashi Seimitsu Industry Co., Ltd.	187,100	1,820,550

Musashino Bank, Ltd. (The)	85,900	2,527,674

Nifco, Inc.	261,100	2,370,188

Nihon Kohden Corp.	224,000	2,738,132

Nihon Parkerizing Co., Ltd.	200,000	1,763,620

Nippon Electric Glass Co., Ltd.	306,000	1,964,219

Nippon Shinyaku Co., Ltd.	209,000	1,976,986

Nissin Kogyo Co., Ltd.	418,700	3,813,145

Nitto Denko Corp.	98,400	1,769,751

NTT Urban Development Corp.	3,093	2,172,971

Obic Co., Ltd.	7,490	988,666

Okinawa Cellular Telephone Co.	248	445,797

OKUMA Corp.	701,000	2,187,730

Ono Pharmaceutical Co., Ltd.	75,600	3,496,057

Onward Kashiyama Co., Ltd.	574,000	3,217,062

COMMON STOCKS (98.4%)* cont.	Shares	Value

Japan cont.
RECRM RESEARCH Co., Ltd.	2,699	$370,999

Ricoh Leasing Co., Ltd.	146,200	1,868,867

Sankyo Co., Ltd.	129,700	5,777,100

Seikagaku Corp.	155,000	1,622,290

Shima Seiki Manufacturing, Ltd.	237,900	4,300,541

Shimano, Inc.	111,700	3,631,400

Shin-Etsu Polymer Co., Ltd.	679,100	2,930,747

Shinko Electric Industries	294,600	2,692,325

Stanley Electric Co., Ltd.	454,500	4,532,332

Suruga Bank, Ltd. (The)	440,000	3,369,617

Taiyo Ink Manufacturing Co., Ltd.	123,800	2,263,232

Tamron Co., Ltd.	366,400	3,362,664

Tanabe Seiyaku Co., Ltd.	368,000	4,367,157

Tokai Rika Co., Ltd.	438,700	3,491,558

Tokai Tokyo Securities Co., Ltd.	661,000	1,091,305

Tokyu Land Corp.	1,069,000	2,388,793

Toppan Forms Co., Ltd.	123,100	1,327,346

Toshiba Machine Co., Ltd.	573,000	1,402,355

Toyoda Gosei Co., Ltd.	214,500	2,873,590

Toyota Boshoku Corp.	302,300	2,885,275

Trend Micro, Inc.	112,500	2,523,886

Yamaha Corp.	217,400	1,663,600

Yamaha Motor Co., Ltd.	200,000	1,695,055

Yamato Kogyo Co., Ltd.	191,700	3,858,837

Zeon Corp.	507,000	1,336,714

		178,357,875
Jersey (0.2%)
Atrium European Real Estate, Ltd. †	1,000,469	1,772,489

		1,772,489
Luxembourg (0.5%)
Oriflame Cosmetics SA SDR	135,707	3,273,738

		3,273,738
Malaysia (0.2%)
Tanjong PLC	390,000	1,452,039

		1,452,039
Mexico (0.2%)
Grupo Financiero Banorte SA de CV	1,519,100	1,614,441

		1,614,441
Netherlands (2.2%)
Arcadis NV	365,000	4,027,525

Hunter Douglas NV	127,799	2,836,403

James Hardie Industries NV	725,584	1,526,337

Koninklijke Boskalis Westminster NV	150,940	2,906,839

SNS Reaal	371,660	1,402,778

Vastned Retail NV R	33,918	1,504,932

Wavin NV	617,370	1,718,138

		15,922,952
Norway (1.6%)
Sparebank 1 SR Bank	496,299	1,755,669

Tandberg ASA	314,210	4,055,559

COMMON STOCKS (98.4%)* cont.	Shares	Value

Norway cont.
TGS Nopec Geophysical Co. ASA †	599,900	$3,905,578

Veidekke ASA	372,200	1,483,722

		11,200,528
Portugal (0.3%)
Banco BPI SA	1,119,799	2,052,824

		2,052,824
Singapore (1.8%)
Keppel Land, Ltd.	3,289,000	2,730,098

Macquarie MEAG Prime REIT R	5,438,000	1,629,792

MobileOne Asia, Ltd.	2,722,500	2,737,417

Neptune Orient Lines, Ltd.	3,842,000	2,941,441

Singapore Press Holdings, Ltd.	1,569,000	2,747,885

		12,786,633
South Africa (0.4%)
Aquarius Platinum, Ltd.	1,281,483	3,164,109

		3,164,109
South Korea (3.2%)
Busan Bank	447,980	1,485,731

Busan Bank (Rights) F	97,729	11,477

Cheil Communications, Inc.	19,805	1,984,443

Daegu Bank	433,710	1,622,223

Halla Climate Control	548,520	2,461,647

Honam Petrochemical, Corp.	60,762	1,839,301

Hyundai Mipo Dockyard	55,886	4,280,455

LG Chemical, Ltd.	47,974	2,632,523

LG Home Shopping, Inc.	47,556	1,490,144

Lotte Confectionery Co., Ltd.	3,635	2,354,743

SK Corp.	50,344	2,767,498

		22,930,185
Spain (1.5%)
Gestevision Telecinco SA	494,489	3,541,212

Indra Sistemas SA Class A	194,164	3,560,746

Sociedad General de Aguas de Barcelona SA Class A	78,485	1,036,287

Technicas Reunidas SA	90,453	2,544,301

		10,682,546
Sweden (2.7%)
AF AB Class B	84,060	983,309

Hoganas AB Class B	229,800	2,020,455

JM AB	393,700	1,660,275

KappAhl Holding AB	900,100	3,241,551

Peab AB	1,561,576	4,357,596

SKF AB Class B	798,845	6,710,571

		18,973,757
Switzerland (6.3%)
Addax Petroleum Corp.	240,800	4,590,641

Baloise Holding AG Class R	103,637	5,873,512

Banque Cantonale Vaudoise (BCV) †	25,491	6,773,672

Bucher Industries AG	50,146	3,162,863

Forbo Holding AG †	13,521	1,911,984

George Fischer AG †	44,342	5,179,681

Helvetia Patria Holding	19,832	3,050,592

COMMON STOCKS (98.4%)* cont.	Shares	Value

Switzerland cont.
Logitech International SA †	375,693	$3,197,288

Partners Group Holding AG	59,112	3,222,134

Schindler Holding AG	82,071	3,920,806

Sika AG	3,981	2,715,207

Tecan Group AG	52,689	1,442,679

		45,041,059
Taiwan (1.2%)
Compal Electronics, Inc.	37,836	21,314

Greatek Electronics, Inc.	5,377,951	3,078,990

Hung Poo Real Estate Development Corp.	946,652	540,601

Novatek Microelectronics Corp., Ltd.	1,434,000	1,731,807

President Chain Store Corp.	1,483,000	3,102,592

		8,475,304
United Kingdom (11.9%)
Amlin PLC	1,123,966	5,504,099

Antofagasta PLC	567,442	3,563,969

Ashmore Group PLC	995,088	1,757,987

Atkins (WS) PLC	302,050	1,976,492

Aveva Group PLC	269,490	1,845,613

Beazley Group PLC	7,532	11,198

Berkeley Group Holdings PLC †	528,641	6,558,452

BlueBay Asset Management	739,697	1,000,611

Bodycote PLC	1,507,382	2,545,587

Brit Insurance Holdings PLC	471,839	1,280,068

Close Brothers Group PLC	595,054	4,188,186

Dana Petroleum PLC †	301,655	4,319,192

Davis Service Group PLC	937,346	3,074,554

Great Portland Estates PLC R	292,192	960,074

Greggs PLC	68,116	3,581,077

Halfords Group PLC	923,982	3,440,662

Hargreaves Lansdown, PLC	779,196	2,227,260

Holidaybreak PLC	345,688	964,491

Investec PLC	151,155	433,935

JKX Oil & Gas PLC	1,161,038	3,440,892

John Wood Group PLC	979,394	2,707,013

Kazakhmys PLC	828,985	3,086,664

Lonmin PLC	106,956	1,535,725

Man Group PLC	850,922	2,076,209

Next PLC	257,014	4,286,885

RAB Capital PLC	2,289,115	351,762

Rathbone Brothers	236,445	2,575,789

Renishaw PLC	298,563	1,312,647

Schroders PLC	312,608	3,244,349

Shire PLC	308,997	3,678,275

Spectris PLC	299,705	1,841,611

Tomkins PLC	2,090,675	3,365,164

Vedanta Resources PLC	370,768	2,854,907

		85,591,399

COMMON STOCKS (98.4%)* cont.				Shares	Value

United States (0.1%)
Lenovo Group, Ltd.				3,814,000	$696,567

					696,567
Total common stocks (cost $1,095,555,379)					$705,754,321

WARRANTS (—%)* †		Expiration	Strike
		date	price	Warrants	Value

Buru Energy, Ltd.	AUD	10/10/10	$0.94	100,901	$973

Total warrants (cost $—)					$973

SHORT-TERM INVESTMENTS (0.9%)*		Principal amount/shares			Value

Federated Prime Obligations Fund				4,589,883	$4,589,883

Short-term investment held as collateral for a loaned security
with a yield of 0.22% and a due date of March 2, 2009 [d]				$807,015	807,000

U.S. Treasury Bills for an effective yield of 0.663%, maturity date
of December 17, 2009 #				950,000	944,953

Total short-term investments (cost $6,341,836)					$6,341,836

TOTAL INVESTMENTS

Total investments (cost $1,101,897,215)					$712,097,130

Key to holding’s currency abbreviations:

AUD	Australian Dollar

* Percentages indicated are based on net assets of $717,330,882.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2009 was $— or less than 0.1% of net assets.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 28, 2009.

d See Note 1 to the financial statements.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On February 28, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At February 28, 2009, liquid assets totaling $1,012,020 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SDR after the name of a foreign holding stands for Swedish Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/09 (aggregate face value $310,635,552) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$24,811,908	$24,382,885	3/18/09	$429,023

British Pound	56,784,658	57,550,612	3/18/09	(765,954)

Canadian Dollar	30,011,698	30,597,042	3/18/09	(585,344)

Euro	97,580,340	99,528,864	3/18/09	(1,948,524)

Japanese Yen	18,882,328	20,560,377	3/18/09	(1,678,049)

Norwegian Krone	33,643,987	34,608,199	3/18/09	(964,212)

Swedish Krona	14,027,168	15,349,395	3/18/09	(1,322,227)

Swiss Franc	27,453,226	28,058,178	3/18/09	(604,952)

Total				$(7,440,239)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/09 (aggregate face value $289,402,060) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$26,974,432	$26,504,372	3/18/09	$(470,060)

British Pound	23,949,907	24,215,281	3/18/09	265,374

Canadian Dollar	22,674,875	23,089,577	3/18/09	414,702

Danish Krone	13,655,611	13,934,271	3/18/09	278,660

Euro	76,514,496	77,995,980	3/18/09	1,481,484

Hong Kong Dollar	18,878,607	18,881,233	3/18/09	2,626

Japanese Yen	10,881,427	11,430,415	3/18/09	548,988

Norwegian Krone	39,118,991	40,222,076	3/18/09	1,103,085

Singapore Dollar	8,031,591	8,276,345	3/18/09	244,754

Swedish Krona	23,436,061	25,587,051	3/18/09	2,150,990

Swiss Franc	18,857,843	19,265,459	3/18/09	407,616

Total				$6,428,219

FUTURES CONTRACTS OUTSTANDING at 2/28/09 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Dow Jones Euro Stoxx 50 Index (Long)	130	$3,259,698	Mar-09	$(47,782)

New Financial Times Stock Exchange
100 Index (Long)	6	327,095	Mar-09	(8,076)

SPI 200 Index (Long)	23	1,225,817	Mar-09	(9,100)

Tokyo Price Index (Long)	30	2,335,412	Mar-09	33,393

Total				$(31,565)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$58,893,915	$(31,565)

Level 2	653,191,738	(1,012,020)

Level 3	11,477	—

Total	$712,097,130	$(1,043,585)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of February 28, 2009:

	Investment in securities	Other financial instruments

Balance as of August 31, 2008	$1,182,577	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	531,529	—

Change in net unrealized appreciation/(depreciation)	(502,236)	—

Net purchases/sales	(1,200,393)	—

Net transfers in and/or out of Level 3	—	—

Balance as of February 28, 2009	$11,477	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,101,897,215)	$712,097,130

Cash	8,523,027

Foreign currency (cost $3,457,844) (Note 1)	3,152,274

Dividends, interest and other receivables	1,509,448

Foreign Tax reclaim	675,591

Receivable for shares of the fund sold	832,074

Receivable for securities sold	2,415,065

Receivable for open forward currency contracts (Note 1)	7,330,588

Receivable for closed forward currency contracts (Note 1)	6,050,162

Total assets	742,585,359

LIABILITIES
Payable for variation margin (Note 1)	18,739

Payable for securities purchased	1,941,676

Payable for shares of the fund repurchased	3,560,771

Payable for compensation of Manager (Note 2)	1,682,501

Payable for investor servicing fees (Note 2)	578,156

Payable for custodian fees (Note 2)	180,062

Payable for Trustee compensation and expenses (Note 2)	133,953

Payable for administrative services (Note 2)	6,383

Payable for distribution fees (Note 2)	348,925

Payable for open forward currency contracts (Note 1)	8,342,608

Payable for closed forward currency contracts (Note 1)	6,751,628

Payable for receivable purchase agreement (Note 2)	612,349

Collateral on securities loaned, at value (Note 1)	807,000

Other accrued expenses	289,726

Total liabilities	25,254,477

Net assets	$717,330,882

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,484,289,420

Undistributed net investment income (Note 1)	16,668,137

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(393,081,127)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(390,545,548)

Total — Representing net assets applicable to capital shares outstanding	$717,330,882

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($544,309,660 divided by 33,626,565 shares)	$16.19

Offering price per class A share (100/94.25 of $16.19)*	$17.18

Net asset value and offering price per class B share ($54,606,852 divided by 3,392,711 shares)**	$16.10

Net asset value and offering price per class C share ($39,035,940 divided by 2,419,630 shares)**	$16.13

Net asset value and redemption price per class M share ($6,694,739 divided by 415,267 shares)	$16.12

Offering price per class M share (100/96.50 of $16.12)*`	$16.70

Net asset value, offering price and redemption price per class R share
($18,154,359 divided by 1,135,689 shares)	$15.99

Net asset value, offering price and redemption price per class Y share
($54,529,332 divided by 3,368,034 shares)	$16.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,376,958)	$13,053,216

Interest (including interest income of $3,129
from investments in affiliated issuers) (Note 5)	155,765

Securities lending	216,889

Total investment income	13,425,870

EXPENSES

Compensation of Manager (Note 2)	4,653,298

Investor servicing fees (Note 2)	2,007,534

Custodian fees (Note 2)	157,275

Trustee compensation and expenses (Note 2)	33,481

Administrative services (Note 2)	18,092

Distribution fees — Class A (Note 2)	920,871

Distribution fees — Class B (Note 2)	427,861

Distribution fees — Class C (Note 2)	277,405

Distribution fees — Class M (Note 2)	35,806

Distribution fees — Class R (Note 2)	44,852

Other	317,380

Fees waived and reimbursed by Manager (Notes 2 and 5)	(365,649)

Total expenses	8,528,206

Expense reduction (Note 2)	(100,878)

Net expenses	8,427,328

Net investment income	4,998,542

Net realized loss on investments (Notes 1 and 3)	(342,670,890)

Net increase from payments by affiliates (Note 2)	20,617

Net realized loss on futures contracts (Note 1)	(5,990,215)

Net realized loss on foreign currency transactions (Note 1)	(33,531,989)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	10,407,014

Net unrealized depreciation of investments and futures contracts during the period	(410,423,960)

Net loss on investments	(782,189,423)

Net decrease in net assets resulting from operations	$(777,190,881)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/09*	Year ended 8/31/08

Operations:
Net investment income	$4,998,542	$30,088,115

Net realized loss on investments
and foreign currency transactions	(382,172,477)	(294,000)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(400,016,946)	(449,539,413)

Net decrease in net assets resulting from operations	(777,190,881)	(419,745,298)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(16,139,344)	(55,058,034)

Class B	(125,275)	(10,192,387)

Class C	(470,606)	(3,924,304)

Class M	(108,371)	(894,618)

Class R	(426,304)	(476,200)

Class Y	(1,887,481)	(4,874,225)

From net realized long-term gain on investments
Class A	—	(11,304,561)

Class B	—	(2,807,921)

Class C	—	(985,877)

Class M	—	(214,764)

Class R	—	(98,436)

Class Y	—	(941,820)

Redemption fees (Note 1)	55,205	206,055

Increase (decrease) from capital share transactions (Note 4)	(170,419,824)	80,830,969

Total decrease in net assets	(966,712,881)	(430,481,421)

NET ASSETS

Beginning of period	1,684,043,763	2,114,525,184

End of period (including undistributed net investment
income of $16,668,137 and $30,826,976, respectively)	$717,330,882	$1,684,043,763

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
		Net	Net realized			From net						Ratio of	investment
	Net asset value,	investment	and unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	value,	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	(loss) [a,b]	investments	operations	income	investments	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
February 28, 2009 **	$32.09	.11	(15.54)	(15.43)	(.47)	—	(.47)	—	$16.19	(48.27) *	$544,310	.81 *	.55 *	44.28 *
August 31, 2008	41.54	.63	(8.27)	(7.64)	(1.50)	(.31)	(1.81)	—	32.09	(19.01)	1,259,641	1.47	1.68	40.76
August 31, 2007	33.00	.45	8.83	9.28	(.74)	—	(.74)	—	41.54	28.43	1,432,999	1.49	1.15	37.17
August 31, 2006	26.80	.27 [f]	6.33	6.60	(.40)	—	(.40)	—	33.00	24.88 f	943,421	1.54 [f]	.89 [f]	44.79
August 31, 2005	20.47	.18 [g]	6.49	6.67	(.34)	—	(.34)	—	26.80	32.83 g	744,751	1.60	.77 [g]	63.85
August 31, 2004	16.31	.13	4.32	4.45	(.29)	—	(.29)	—	20.47	27.49	594,971	1.62	.67	68.13

Class B
February 28, 2009 **	$31.30	.05	(15.22)	(15.17)	(.03)	—	(.03)	—	$16.10	(48.47) *	$54,607	1.18 *	.23 *	44.28 *
August 31, 2008	40.45	.27	(7.99)	(7.72)	(1.12)	(.31)	(1.43)	—	31.30	(19.61)	166,262	2.22	.74	40.76
August 31, 2007	32.15	.13	8.64	8.77	(.47)	—	(.47)	—	40.45	27.45	416,584	2.24	.36	37.17
August 31, 2006	26.11	.04 [f]	6.19	6.23	(.19)	—	(.19)	—	32.15	23.98 [f]	425,910	2.29 [f]	.13 [f]	44.79
August 31, 2005	19.96	— [c,g]	6.33	6.33	(.18)	—	(.18)	—	26.11	31.82 [g]	432,291	2.35	.01 [g]	63.85
August 31, 2004	15.91	(.01)	4.22	4.21	(.16)	—	(.16)	—	19.96	26.58	402,796	2.37	(.05)	68.13

Class C
February 28, 2009 **	$31.61	.04	(15.34)	(15.30)	(.18)	—	(.18)	—	$16.13	(48.47) *	$39,036	1.18 *	.19 *	44.28 *
August 31, 2008	40.96	.33	(8.14)	(7.81)	(1.23)	(.31)	(1.54)	—	31.61	(19.63)	99,261	2.22	.89	40.76
August 31, 2007	32.57	.15	8.74	8.89	(.50)	—	(.50)	—	40.96	27.48	128,552	2.24	.39	37.17
August 31, 2006	26.46	.04 [f]	6.27	6.31	(.20)	—	(.20)	—	32.57	23.95 [f]	79,202	2.29 [f]	.13 [f]	44.79
August 31, 2005	20.22	— [c,g]	6.41	6.41	(.17)	—	(.17)	—	26.46	31.80 [g]	71,006	2.35	.01 [g]	63.85
August 31, 2004	16.08	(.02)	4.29	4.27	(.13)	—	(.13)	—	20.22	26.62	64,866	2.37	(.10)	68.13

Class M
February 28, 2009 **	$31.66	.07	(15.37)	(15.30)	(.24)	—	(.24)	—	$16.12	(48.41) *	$6,695	1.06 *	.32 *	44.28 *
August 31, 2008	40.97	.40	(8.12)	(7.72)	(1.28)	(.31)	(1.59)	—	31.66	(19.40)	17,334	1.97	1.08	40.76
August 31, 2007	32.57	.24	8.73	8.97	(.57)	—	(.57)	—	40.97	27.77	28,812	1.99	.63	37.17
August 31, 2006	26.47	.11 [f]	6.27	6.38	(.28)	—	(.28)	—	32.57	24.26 [f]	23,720	2.04 [f]	.38 [f]	44.79
August 31, 2005	20.23	.06 [g]	6.41	6.47	(.23)	—	(.23)	—	26.47	32.12 [g]	20,121	2.10	.27 [g]	63.85
August 31, 2004	16.11	.02	4.29	4.31	(.19)	—	(.19)	—	20.23	26.91	16,535	2.12	.10	68.13

Class R
February 28, 2009 **	$31.72	.07	(15.34)	(15.27)	(.46)	—	(.46)	—	$15.99	(48.31) *	$18,154	.94 *	.33 *	44.28 *
August 31, 2008	41.17	.58	(8.23)	(7.65)	(1.49)	(.31)	(1.80)	—	31.72	(19.21)	23,843	1.72	1.59	40.76
August 31, 2007	32.78	.42	8.70	9.12	(.73)	—	(.73)	—	41.17	28.10	8,008	1.74	1.03	37.17
August 31, 2006	26.68	.18 [f]	6.32	6.50	(.40)	—	(.40)	—	32.78	24.61 [f]	1,216	1.79 [f]	.59 [f]	44.79
August 31, 2005	20.45	.13 [g]	6.47	6.60	(.37)	—	(.37)	—	26.68	32.53 [g]	304	1.85	.52 [g]	63.85
August 31, 2004	16.29	.15	4.28	4.43	(.27)	—	(.27)	—	20.45	27.35	11	1.87	.75	68.13

Class Y
February 28, 2009 **	$32.21	.13	(15.59)	(15.46)	(.56)	—	(.56)	—	$16.19	(48.22) *	$54,529	.69 *	.66 *	44.28 *
August 31, 2008	41.69	.72	(8.30)	(7.58)	(1.59)	(.31)	(1.90)	—	32.21	(18.82)	117,703	1.22	1.93	40.76
August 31, 2007	33.10	.53	8.88	9.41	(.82)	—	(.82)	—	41.69	28.76	99,570	1.24	1.36	37.17
August 31, 2006	26.88	.35 [f]	6.34	6.69	(.47)	—	(.47)	—	33.10	25.17 [f]	78,458	1.29 [f]	1.14 [f]	44.79
August 31, 2005	20.53	.24 [g]	6.51	6.75	(.40)	—	(.40)	—	26.88	33.13 [g]	57,334	1.35	1.01 [g]	63.85
August 31, 2004	16.35	.19	4.33	4.52	(.34)	—	(.34)	—	20.53	27.89	58,630	1.37	1.00	68.13

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

February 28, 2009	0.04%

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	0.01

August 31, 2004	0.04

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.02%

Class B	0.01	0.02

Class C	0.01	0.02

Class M	0.01	0.02

Class R	0.01	0.03

Class Y	0.01	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”) is a diversified series of Putnam Investment Funds (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreement, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long and short term ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of February 28, 2009, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At February 28, 2009, the fund had net unrealized gains of $2,693,909 and net unrealized losses of $3,705,929 on derivative contracts subject to the Master Agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. The fund received cash collateral of $807,000 for securities loaned, which is pooled with collateral of other Putnam funds into 1 issue of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2008, the fund had a capital loss carryover of $10,367,418 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2016.

The aggregate identified cost on a tax basis is $1,102,438,446, resulting in gross unrealized appreciation and depreciation of $39,775,232 and $430,116,548, respectively, or net unrealized depreciation of $390,341,316.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended February 28, 2009, Putnam Management waived $365,441 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $20,617 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $2,376,079 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for closed forward currency contracts. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2009, the fund’s expenses were reduced by $5,862 under the expense offset arrangements and by $95,016 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $659, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam

Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,007 and $431 from the sale of class A and class M shares, respectively, and received $43,789 and $5,330 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,911 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $454,116,106 and $681,587,529 respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/09		Year ended 8/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	4,312,754	$89,292,212	14,733,579	$560,723,820

Shares issued in connection with	799,709	14,722,639	1,619,033	60,519,475
reinvestment of distributions

	5,112,463	104,014,851	16,352,612	621,243,295

Shares repurchased	(10,737,236)	(218,764,811)	(11,598,567)	(427,973,146)

Net increase (decrease)	(5,624,773)	$(114,749,960)	4,754,045	$193,270,149

	Six months ended 2/28/09		Year ended 8/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	135,356	$2,825,311	609,426	$23,102,231

Shares issued in connection with	6,298	115,446	321,401	11,779,325
reinvestment of distributions

	141,654	2,940,757	930,827	34,881,556

Shares repurchased	(2,061,497)	(42,883,242)	(5,916,174)	(215,942,452)

Net decrease	(1,919,843)	$(39,942,485)	(4,985,347)	$(181,060,896)

	Six months ended 2/28/09		Year ended 8/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	98,118	$2,126,392	758,201	$29,255,927

Shares issued in connection with	20,666	379,640	104,214	3,857,971
reinvestment of distributions

	118,784	2,506,032	862,415	33,113,898

Shares repurchased	(839,119)	(17,148,424)	(861,189)	(32,113,949)

Net increase (decrease)	(720,335)	$(14,642,392)	1,226	$999,949

	Six months ended 2/28/09		Year ended 8/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	29,750	$598,802	68,541	$2,675,702

Shares issued in connection with	5,593	102,633	28,487	1,054,319
reinvestment of distributions

	35,343	701,435	97,028	3,730,021

Shares repurchased	(167,621)	(3,467,377)	(252,646)	(8,898,999)

Net decrease	(132,278)	$(2,765,942)	(155,618)	$(5,168,978)

	Six months ended 2/28/09		Year ended 8/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	697,439	$14,006,884	728,632	$26,422,200

Shares issued in connection with	21,506	391,187	13,854	512,762
reinvestment of distributions

	718,945	14,398,071	742,486	26,934,962

Shares repurchased	(334,835)	(6,875,891)	(185,417)	(6,549,509)

Net increase	384,110	$7,522,180	557,069	$20,385,453

	Six months ended 2/28/09		Year ended 8/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,043,577	$20,591,237	2,423,816	$94,760,395

Shares issued in connection with	97,860	1,801,594	150,377	5,631,650
reinvestment of distributions

	1,141,437	22,392,831	2,574,193	100,392,045

Shares repurchased	(1,427,525)	(28,234,056)	(1,308,641)	(47,986,753)

Net increase (decrease)	(286,088)	$(5,841,225)	1,265,552	$52,405,292

Note 5: Investment in Putnam Prime Money
Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2009, management fees paid were reduced by $208 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $3,129 for the period ended February 28, 2009. During the period ended February 28, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $7,701,861 and $12,571,689, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Susan G. Malloy
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	Assistant Treasurer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Beth S. Mazor
	Robert L. Reynolds	Vice President
Investment Sub-Manager	Richard B. Worley
Putnam Investments Limited		James P. Pappas
57–59 St James’s Street	Officers	Vice President
London, England SW1A 1LD	Charles E. Haldeman, Jr.
	President	Francis J. McNamara, III
Marketing Services		Vice President and
Putnam Retail Management	Charles E. Porter	Chief Legal Officer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive Officer,	Robert R. Leveille
	Associate Treasurer and	Vice President and
Custodian	Compliance Liaison	Chief Compliance Officer
State Street Bank and
Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Senior Vice President	Vice President and
Legal Counsel	and Treasurer	BSA Compliance Officer
Ropes & Gray LLP
	Steven D. Krichmar	Judith Cohen
Trustees	Vice President and	Vice President, Clerk and
John A. Hill, Chairman	Principal Financial Officer	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Janet C. Smith	Wanda M. McManus
Ravi Akhoury	Vice President, Principal	Vice President, Senior Associate
Charles B. Curtis	Accounting Officer and	Treasurer and Assistant Clerk
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker		Nancy E. Florek
Charles E. Haldeman, Jr.		Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA011 255825 4/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009